Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                             As of October 31, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $     13,692
  Accounts Receivable (from Form 2-E)                   15,666
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                             -
    Retainage                                           38,195
    Prepaid and Other                                   38,754
                                                  ------------
        Total Current Assets                                       $    106,306
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                   (1,027,492)

        Net Fixed Assets                                                191,445
                                                                   ------------

Other Long Term Assets:
  License                                                5,000
  Deposit                                                1,250
                                                  ------------
        TOTAL ASSETS                                                    304,001
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     293,785
  Notes Payable                                         50,000
  Rents and Leases Payable                                   -
  Taxes Payable (from Form 2-E)                         16,705
  Accrued interest                                           -
  Other:
    Accrued Expense                                    314,115
                                                  ------------

        Total Post Petition Liabilities                            $    674,605
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         191,259
  Unsecured Debt                                     9,051,105
                                                  ------------
        Total Pre-Petition Liabilities                                9,403,353
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,077,958
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (953,763)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $  9,773,957
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    304,001
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                    For Period October 1 to October 31, 2004


Gross Operating Revenue                           $     95,568
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $     95,568

Cost of Goods Sold                                                        5,862
                                                                   ------------

        Gross Profit                                                     89,706
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    78,954
  Rents and Leases                                       6,843
  Payroll Taxes (Employer)                               6,299
  Other:
    Health Insurance                                     8,942
    Fees/Licenses                                          220
    G & A                                               16,739
                                                  ------------

        Total Operating Expenses                                        117,997

        Operating Income (Loss)                                         (28,291)
                                                                   ------------

Legal and Professional Fees                                               4,250
Depreciation, Depletion and Amortization                                 25,721
Interest Expense                                                              -
                                                                   ------------

        Net Operating Income (Loss)                                     (58,262)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                        (1,398)
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                           (1,398)
                                                                   ------------

        Net Income (Loss) Before Income Taxes                           (59,660)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (59,660)
                                                                   ------------



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